Commitments	6 Months Ended
Jun. 30, 2023
Commitments
Commitments

9. Commitments

Significant expenditure contracted for at the end of the reporting period but not recognized as liabilities is as follows:

TOTAL
$
Less than 1 year	7,586
1 - 3 years	151
4 - 5 years	37
More than 5 years	-
7,774

In 2021, the Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty. The Company may have to pay up to $38,887 upon achieving certain sales volumes, regulatory or other milestones related to specific products.